Exhibit 10.21

1	David E. Bower

LAW OFFICES OF DAVID E. BOWER

2	510 Arizona Avenue

Santa Monica, CA 90401

3	Mailing Address

P. O. Box 2094

4	Santa Monica, CA 90406-2094

5	Attorney for Plaintiffs. CTI Contracting

6	SUPERIOR COURT OF THE STATE OF CALIFORNIA

7	COUNTY OF SAN DIEGO

8	CTI CONTRACTING, a California	Case No.: GIN 012774

Corporation

9	Plaintiff,	STIPULATION FOR JUDGMENT

vs.

10

VARITEK INDUSTRIES, INC., et al.,

11	Defendants

12	This agreement (Agreement herein) is entered into on the date signed below, by and between CTI

13	Contracting (CTI or Plaintiff herein) and Varitek Industries, Inc. (Varitek or Defendant herein)

14	and is made with reference to the following facts:

15	The above referenced law suit was filed by Plaintiff seeking damages for breach of

16	contract and other causes of action regarding the failure of Defendant to pay for services

17	materials and equipment provided for tenant improvements for Defendant, at a property they

18	were leasing from Cal West Industrial Properties, located at 1499 Poinsettia Avenue in Vista

19	California. Defendant responded with a general denial Answer.

20	Several other law suits were also flied by the various subcontractors (CGE Inc.; T-

21	Enterprises dba Concrete Cutting; San Marcos Glass; Hanna Plumbing and Casper) who had

22	provided labor, equipment and materials to the Varitek Project, seeking foreclosure of their

23	mechanic’s liens and other remedies.

24	Thereafter, a settlement agreement was reached and signed by all parties, which provided

25	for payment of a total of $272,000.00 to CTI, with separate agreements for distribution to each subcontractor, from this fund. This fund was to be contributed to as follows: Cal West

Stipulation for Judgment

1	Industrial Properties (CalWest herein) was to pay $114,000.00 and Varitek (Defendant) was to

2	pay 158,000.00, with all funds going to CTI’s attorney, in trust, to be disbursed in exchange for

3	dismissals and releases of liens as to each subcontractor and CTI and all actions involved in the

4	then consolidated case. Cal West did in fact pay $114,000.00, but Varitek failed to pay the

5	$158,000.00.

6	Now, a portion of the funds from Varitek ($100,000.00) is immediately available for disbursal

7	and an agreement has been reached as to how those funds will be disbursed and terms for

8	payment of the remaining funds are agreed upon as follows:

9	1. Defendant shall pay to Plaintiff, the total sum of $158,000.00 in full settlement of all

10	claims herein, as follows:

11	a. Defendant shall pay to Plaintiff, the sum of $100,000.00 upon execution of this

12	agreement, which shall take place before December 17, 2002. Such transfer shall be by wire

13	transfer to the trust account of David E. Bower, attorney for CTI Contracting.

14	b. Defendant shall pay monthly installments of $6,500.00 each, beginning May 1,

15	2003, and continuing on the first day of each month, until the remaining balance of $58,000.00 is

16	paid in full (7 monthly payments of $6,500.00 and one final payment of the remaining balance of

17	principal and interest. Interest shall accrue on the unpaid balance at the rate of 7% per annum.

18	Monthly payments shall be first applied to interest, then principal. A Promissory Note setting

19	forth this obligation and its terms shall also be executed in conjunction with this Stipulation. All

20	payments shall be made to Attorney for Plaintiff, and made payable to “Law Office of David E.

21	Bower for CTI Contracting”. Payments shall be deemed received if actually received by the due

22	date or if received after the due date, if postmarked on the business day prior to the due date for

23	each payment, and properly addressed to Plaintiff’s attorney[1]. ______________
24	[1] The address for Plaintiff’s attorney is David E. Bower, P. O. Box 2094, Santa Monica, CA 90406-
25	2094, for mail. Hand deliveries or carriers other than the US Post office, should be sent to 510 Arizona
Avenue, Santa Monica, CA 90401. Plaintiff’s counsel shall be responsible for providing a change of address if necessary, in writing, otherwise, delivery to this address shall be deemed appropriate.

Stipulation for Judgment

1	2. Upon verification of the deposit and availability of the $100,000.00 in the trust account of

2	David E. Bower, as provided for in paragraph 1(a), CTI shall, within 2 business days, file a

3	Request for Dismissal of this action, with prejudice as to all parties, except Varitek, and all

4	causes of action, except as to Varitek. Also, within the same two day period, CTI shall disburse

5	funds to each of the above listed subcontractors (the “Subcontractors”). Upon verification of the

6	delivery of these funds, CTI’s counsel shall give written acknowledgment to Darren Cottriel,

7	attorney for Cal West, that he is authorized to record their mechanic’s lien releases and Requests

8	for Dismissal that he is holding in trust. Plaintiff shall also File a Notice of Conditional

9	Settlement (California Rules of Court Rule 225(c)) with the Court, setting forth the generalities

10	of this Stipulation and indicating dismissal to be filed, if all terms are completed, by December

11	19, 2003.

12	3. Upon completion of the payments called for in paragraph 1(a) and 1(b) above, CTI shall

13	cause a Request for Dismissal of this entire action, to be filed with prejudice and without

14	assessment of costs.

15

16	4. This Agreement is contingent upon the occurrence of the following:

17	a. The Subcontractors or their attorney shall execute a written consent to release all

18	liens, claims, and dismiss all litigation, except as to such rights of theirs under this Agreement,

19	upon their receipt of their respective shares of monies dispersed to them by CTI under this

20	Agreement; and

21	b. CalWest and Varitek entering into an agreement (“CalWest Agreement”) which

22	contains the following material terms:

23	1. Varitek delivers a Promissory Note to CalWest in the amount of

24	$228,000.00, with said Note bearing interest at the rate of Seven Percent (7%) per annum

25	beginning from December 9, 2002; payments of $25,440.00 a month beginning May 1, 2003 and

Stipulation for Judgment

1	continuing on the first of each successive month; with a final payment of the remaining balance

2	of principal and interest.

3	2. The execution of a Stipulation For Judgment between Varitek and

4	CalWest along the same general form as this herein Stipulation For Judgment.

5	If the payment called for in item 1(a) above is not made by December 16, 2002, then this

6	agreement shall be null and void.

7

8	The parties hereto have agreed that if Defendant fails to pay the amounts specified above,

9	in item 1(b), in a prompt and timely manner (time is of the essence in this Stipulation) Plaintiff

10	or Plaintiff’s counsel may give notice of such default by delivering such notice to Defendant’s

11	counsel via facsimile or hand delivery[2]. If such default is not fully cured within 10 days after

12	delivery of such notice of default, then the following judgment may be entered, upon ex-parte

13	(24 hour) telephonic notice to Defendant’s counsel:

14	Judgment for Money: Judgment shall be entered in favor of Plaintiff and against

15	Defendants in the sum of $58,000.00 plus interest from December 9, 2002 at 7% per annum, to

16	the date of the judgment. (interest at 10% per annum shall accrue post judgment) The amount of

17	this judgment shall be reduced by amounts previously paid by Defendants under this stipulation,

18	and, shall also include additional sums fair costs, including reasonable attorney’s fees required to

19	obtain such judgment. The Plaintiff shall have full right and authority to immediately commence

20	execution hereunder;

21

22	______________

23	[2] Defendant’s attorney (Ron Mix) is located at 3639 Midway Drive, Suite 293, San Diego, California,

Phone: 619-436-2800, Fax: 619-223-6794. It shall be the sole responsibility of Defendant (and its

24	attorney) to provide any change of such address, phone and/or fax number information, in writing,

immediately upon any change. Fax or hand delivery to the above referenced number and/or address shall

25	be deemed proper notice hereunder, unless written notice of the change of address or number has been given prior to such Notice, regardless of whether Defendant or its counsel actually received such Notice.

Stipulation for Judgment

1	Judgment shall be entered with the Declaration of Plaintiff’s counsel, showing the amount

2	due, credits given and event of default, to be submitted to the Court upon Ex-Parte application

3	for judgment, with no further evidence being required.

4	Defendants hereby acknowledge that they have had full opportunity and have been

5	advised to seek and have this Stipulation reviewed by legal counsel of their own choosing, before

6	signing this stipulation.

7	The judgment so entered shall be substantially in the form attached hereto as Exhibit A.

8	The parties each represent herein that the individual signing this agreement in the

9	capacity stated has full authority to bind the corporation on behalf of whom they are signing.

10	Signatures transmitted via fax machine shall be effective as if they were original

11	signatures.

12	December 16, 2002	VARITEK INDUSTRIES, INC.
13		By:
Its:
14

15	December 16, 2002	CTI CONTRACTING
16		By:	/s/ Richard Hatcher
Its: President
17	REVIEWED AND APPROVED:

18	December 16, 2002	LAW OFFICE OF DAVID E. BOWER
19		By:	/s/ Ronald Mix
David E. Bower, attorney for CTI Contracting (Plaintiff)
20

21	December 16, 2002	LAW OFFICE OF RONALD MIX
22		By:	/s/ Ronald Mix
Ronald Mix, attorney for Varitek Industries, Inc. (Defendant)
23

24	December 16, 2002	PILLSBURY WINTHROP, LLP
25		By:	/s/ Darren K. Cottriel
Darren K. Cottriel, Attorney For Cal West Industrial Properties, LLC (interested party)

Stipulation for Judgment